                        SCOTLAND SAVINGS BANK, INC., SSB
                MANAGEMENT RECOGNITION PLAN AND TRUST AGREEMENT

     Scotland Savings Bank, Inc., SSB, a North Carolina chartered savings bank (the "Bank"), does herein set forth the terms of its Management Recognition Plan (the "Plan") and Trust (the "Trust") and the Trustees hereby accept this Trust and agree to hold the Trust assets existing on the date of the Agreement and all additions and accretions thereto upon the terms and conditions hereinafter stated.

     Section 1.  Purpose of this Plan.  The purpose of this Plan is to provide
     ----------  --------------------
to the directors, officers and employees (the "Participants") of the Bank and of any corporation or other entity of which the Bank owns, directly or indirectly, not less than fifty percent (50%) of any class of the equity securities thereof (a "Subsidiary"), an ownership interest in the Bank's parent holding company, Scotland Bancorp, Inc. (the "Corporation") by making awards (hereinafter referred to as "Awards" or singularly, "Award") of shares of common stock of the Corporation (the "Common Stock"). The Board of Directors of the Bank (the "Board") and the Board of Directors of the Corporation believe that participation in the ownership of the Corporation will induce Participants to continue to serve the Bank or any Subsidiary as directors, officers and/or employees and encourage them to contribute to the future growth and profits of the Bank and the Corporation. In addition, the existence of this Plan will make it possible for the Bank and its Subsidiaries to attract capable individuals to serve as directors or officers of the Bank and its Subsidiaries. The Board believes that the existence of this Plan will provide incentives to the directors, officers and employees of the Bank and any Subsidiaries which will contribute materially to the success of such companies.

     Section 2.  Administration of this Plan.
     ----------  ---------------------------

     (a) This Plan shall be administered by a committee of the Board (the "Committee") which shall consist of not less than two members of the Board who are "Non-Employee Directors" as defined in Rule 16 b-3(b)(3) of the Rules and Regulations under the Securities Exchange Act of 1934 (the "Exchange Act"). In the absence of a duly appointed Committee, the Plan shall be administered by the Board. The Committee shall have full power and authority to construe, interpret and administer this Plan. All actions, decisions, determinations, or interpretations of the Committee shall be final, conclusive, and binding upon all parties. Members of the Committee shall serve at the pleasure of the Board.

     (b) The Committee shall decide (i) to whom Awards shall be made under this Plan, (ii) the number of shares of Common Stock subject to each award, (iii) the number of additional shares, if any, to be purchased or allocated for the purposes of this Plan, (iv) the determination of leaves of absence which may be granted to Participants without constituting a termination of their employment for purposes of the Plan and (v) such additional terms and conditions for Awards as the Committee shall deem appropriate, including, without limitation, any determinations as to the restrictions or conditions on transfer of shares of Common Stock that are necessary or appropriate to satisfy all applicable securities laws, rules, regulations, and listing requirements.

     (c) The Committee may designate any officers or employees of the Bank or of any Subsidiary to assist in the administration of this Plan. The Committee may authorize such individuals to execute documents on its behalf and may delegate to them such other ministerial and limited discretionary duties as the Committee may see fit.

     (d) Any shares of Common Stock held under this Plan, including without limitation unallocated, undistributed and forfeited shares, shall be held by the Trust.

     (e)    The Trustees shall be appointed by the Board.

Section 3.  Contributions to Trust.
----------  ----------------------

     (a) The Board shall determine the amount (or the method of computing the amount) and timing of any contributions by the Bank and any Subsidiaries to the Trust established under this Plan. Such amounts may be paid in cash or in shares of Common Stock and shall be paid to the Trust at the designated time of contribution. No contributions by Participants shall be permitted.

     (b) Subject to Section 9 hereof, the Trustees shall invest all of the Trust's assets primarily in Common Stock. The Trust shall acquire, in the aggregate, 73,600 shares of Common Stock, which is equal to four percent (4%) of the shares of Common Stock issued in connection with the conversion of the Bank from a North Carolina chartered mutual savings bank to a North Carolina chartered stock savings bank on March 29, 1996 (the "Conversion"). Such shares of Common Stock may be purchased by the Trust in the open market, or, subject to approval of the Board of Directors of the Corporation, may be acquired through the issuance by the Corporation to the Trust of authorized but unissued shares of Common Stock on such terms as may be approved by the Committee and the Board of Directors of the Corporation. Such shares (the "Plan Shares") shall be held by the Trust until they have been awarded and distributed pursuant to the terms of this Plan. In the event that the Trust receives cash pursuant to receipt of dividends on Common Stock held by the Trust which has not been awarded to participants, including the receipt of a special cash dividend or return of capital with respect to such shares, then such funds may be used by the Trustees to purchase additional shares of Common Stock available for future award under this Plan or the Trustees may distribute such cash received by the Trust along with the Common Stock upon which it was earned upon the award of such previously unallocated shares.

     (c) The principal of the Trust, and any earnings thereon, shall be held separate and apart from other funds of the Bank and shall be used exclusively for the uses and purposes of Participants and general creditors as herein set forth. Participants and their beneficiaries shall have no preferred claim on, or any beneficial ownership interest in, any assets of the Trust. Any rights created under the Plan and the Trust shall be mere unsecured contractual rights of Participants and their beneficiaries against the Bank. Any assets held by the Trust will be subject to the claims of the Bank's general creditors under federal and state law in the event of insolvency or bankruptcy, as defined in
Section 9(e) herein.

     Section 4.  Eligibility and Award of Plan Shares.
     ----------  ------------------------------------

            (a) The Participants in this Plan to whom Awards may be made shall be the following: members of the Board, members of the Board of Directors of any Subsidiary, and such officers and employees of the Bank and/or of any Subsidiary as may be designated by the Committee.

            (b) As promptly as practicable after a determination is made that an Award of Plan Shares is to be made, the Committee shall notify the Participant in writing of the grant of the Award, the number of Plan Shares covered by the Award, and the terms upon which the Plan Shares subject to the Award shall vest and be distributed to the Participant. Awards of Plan Shares under this Plan shall be effective upon execution and delivery of the Stock Grant Agreement which sets forth the terms and conditions of the Award of Plan Shares (the "Stock Grant Agreement").

            (c) Notwithstanding anything to the contrary contained in Sections 4(a) and 4(b) above, no Participant shall have any right or entitlement to receive a Plan Share Award hereunder, such awards being at the total discretion of the Committee.

     Section 5.  Vesting and Distribution of Plan Shares.
     ----------  ---------------------------------------

            (a) Shares granted under this Plan shall vest and the right of a Participant to the Plan Shares shall be nonforfeitable as determined by the Committee and as set forth in the Stock Grant Agreement.

            (b) In determining the number of shares vested under any applicable vesting schedule, a Participant shall not receive fractional shares. If the product resulting from multiplying the vested percentage times the allocated shares results in a fractional share, then a Participant's vested right shall be rounded down to the nearest whole number of shares.

            (c) In the event any Participant shall no longer be either a director or an employee of the Bank or any Subsidiary for any reason (whichever position resulted in the award, as set forth in the Stock Grant Agreement), other than as provided in Sections 5(d) and 5(e) below, and such Participant does not have a 100% vested interest in his or her shares under the Plan, then any shares which are not vested based upon the applicable schedule set forth in the Stock Grant Agreement shall be forfeited and, provided this Plan has not terminated pursuant to Section 16 below, shall be available again for Awards to Participants as may be determined by the Committee.

            (d) In the event that a Participant shall no longer be an employee or a director of the Bank or any Subsidiary (whichever position resulted in the award, as set forth in the Stock Grant Agreement), because of such Participant's disability or death, prior to the date when all shares allocated to him or her would be 100% vested in accordance with the schedule set forth in the Stock Grant Agreement, then, notwithstanding such vesting schedule, all shares allocated to such Participant shall immediately become fully vested and nonforfeitable. For purposes of this Plan, the term "disability" shall be defined in the same manner as such term is defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code").

            (e) In the event that a Participant ceases to be an employee or a director of the Bank or a Subsidiary (whichever position resulted in the award, as set forth in the Stock Grant Agreement), for any reason after the occurrence of a "change in control" and prior to the time that all shares allocated to him or her would be 100% vested in accordance with the schedule set forth in the Stock Grant Agreement, then, notwithstanding such vesting schedule, all shares allocated to such Participant shall immediately become fully vested and nonforfeitable. For purposes of this Plan, a "change in control" shall mean (i) a change in control of a nature that would be required to be reported by the Corporation in response to Item 1 of the Current Report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Exchange Act;
(ii) such time as any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) other than the Corporation is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation or Bank representing 25 percent or more of the combined voting power of the outstanding Common Stock of the Corporation or outstanding common stock of the Bank, as applicable; or (iii) individuals who constitute the board of directors of the Corporation or the Board on the date hereof (the "Incumbent Board" and "Incumbent Bank Board," respectively) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board or Incumbent Bank Board, as applicable, or whose nomination for election by the Corporation's or Bank's shareholders was approved by the Corporation's or Bank's Board of Directors or Nominating Committee, shall be considered as though he or she were a member of the Incumbent Board or Incumbent Bank Board, as applicable; or (iv) either the Corporation or the Bank consolidates or merges with or into another corporation, association or entity or is otherwise reorganized, where neither the Corporation nor the Bank, respectively, is the surviving corporation in such transaction; or (v) all or substantially all of the assets of either the Corporation or the Bank are sold or otherwise transferred to or are acquired by any other entity or group.

            (f) Plan Shares which have vested shall be distributed to the Participant or any transferee permitted by Section 11 (a "Permitted Transferee"), as the case may be, as soon as practicable after such Plan Shares have vested in accordance with the schedule contained in the Stock Grant Agreement.

            (g) The Trustees, the Corporation, the Bank and any Subsidiary shall have the right to require any Participant or Permitted Transferee to remit to the Corporation, the Bank or any Subsidiary an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery or release of any certificate or certificates for Plan Shares or delivery of any cash or other assets with respect to Plan Shares or otherwise pursuant to this Plan. Alternatively, the Trustees, Corporation, Bank and any Subsidiary may deliver or release Shares or make other distributions of cash or other assets net of the number of shares or cash sufficient to satisfy the withholding tax requirements. For withholding tax purposes, the shares of stock, cash and other assets to be distributed shall be valued on the date the withholding obligation is incurred.

            (h) Each Participant receiving an Award of Plan Shares under this Plan shall deliver to the Bank a Stock Grant Agreement, which shall be signed by such Participant.

     Section 6.  Restrictions on Selling of Plan Shares.  Plan Share Awards may
     ----------  --------------------------------------
not be sold, assigned, pledged or otherwise disposed of prior to the time that they are vested and distributed pursuant to the terms of this Plan. The Board of Directors or the Committee may require the Participant or his Permitted Transferee, as the case may be, to agree not to sell or otherwise dispose of his distributed Plan Shares except in accordance with all then applicable federal and state securities laws, and the Board of Directors or the Committee may cause a legend to be placed on the stock certificate(s) representing the distributed Plan Shares in order to restrict the transfer of the distributed Plan Shares for such period of time or under such circumstances as the Board of Directors or the Committee, upon the advice of counsel, may deem appropriate.

     Section 7.  Effect of Award on Status of Participant.  The fact that an
     ----------  ----------------------------------------
Award is made to a Participant under this Plan shall not confer on such Participant any right to continued service on the Board or on the Board of Directors of any Subsidiary, nor any right to continued employment with the Bank or any Subsidiary; nor shall it limit the right of the Bank, the Corporation, or any Subsidiary to remove such Participant from any such boards, or to terminate his or her employment at any time.

     Section 8.  Voting Rights; Dividends; Other Distributions. After an Award
     ----------  ---------------------------------------------
of Plan Shares has been made, the Participant or Permitted Transferee shall be entitled to direct the Trustees as to the voting of the Plan Shares which are covered by the Award and which are not yet vested and distributed to him, subject to rules and procedures adopted by the Committee for this purpose. All shares of Common Stock held by the Trust which have not been awarded under an Award of Plan Shares and shares which have been awarded as to which Participants or Permitted Transferees have not directed the voting shall be voted by the Trustees in the same proportion as the trustees of the Bank's Employee Stock Ownership Plan votes Common Stock held in trust associated therewith, and in the absence of any such voting, shall be voted in the manner directed by the Board of Directors.

             Any cash dividends or other cash or noncash distributions (including special large and nonrecurring dividends and including one that has the effect of a return of capital to the Corporation's stockholders) or stock dividends declared in respect of each unvested Plan Share will be held by the Trustees for the benefit of the Participant or Permitted Transferee on whose behalf such Award is then held by the Trust and such dividends, including any interest thereon, will be paid out proportionately by the Trust to the Participant or Permitted Transferee thereof as soon as practicable after the Plan Shares become vested in accordance with the Stock Grant Agreement, or otherwise. Any cash dividends, cash or noncash distributions or stock dividends declared in respect of each vested Plan Share held by the Trust will be paid by the Trust, as soon as practicable after the Trust's receipt thereof, to the Participant or Permitted Transferee on whose behalf such Plan Share is then held by the Trust. In the event that the Trust receives cash pursuant to receipt of dividends or other distributions on Common Stock held by the Trust and unallocated to participants (including the receipt of a special cash dividend or return of capital) then such funds may be used by the Trust to purchase additional shares of Common Stock available for future award under this Plan, or the Committee or Board may distribute such cash received by the Trust along with the Common Stock upon which it was earned upon the award of such previously unallocated shares.

     Section 9.  Trust.
     ----------  -----

            (a) The Trustees shall receive, hold, administer, invest and make distributions and disbursements from the Trust in accordance with the provisions of this Plan and Trust and the applicable directions, rules, regulations, procedures and policies established by the Board of Directors or the Committee pursuant to the Plan.

            (b) It is the intent of this Plan and Trust that the Trustees shall have complete authority and discretion with respect to the arrangement, control and investment of the Trust, and that the Trustees shall invest all assets of the Trust in Common Stock to the fullest extent practicable, except to the extent that the Trustees determine that the holding of monies in cash or cash equivalents is necessary to meet the obligations of the Trust. In performing their duties, the Trustees shall have the power to do all things and execute such instruments as may be deemed necessary or proper, including the following powers;

                 (i) To invest up to one hundred percent (100%) of all Trust assets in Common Stock without regard to any law now or hereafter in force limiting investments for trustees or other fiduciaries. The investment authorized herein may constitute the only investment of the Trust, and in making such investment, the Trustees are authorized to purchase Common Stock from the Corporation or from any other source, and such Common Stock so purchased may be outstanding, newly issued, or treasury shares.

                 (ii) To invest any Trust assets not otherwise invested in accordance with (a) above, in deposit accounts and certificates of deposit at the Bank or in obligations of the United States Government or its agencies or such other investments as shall be considered the equivalent of cash.

                 (iii) To sell, exchange or otherwise dispose of any property at any time held or acquired by the Trust.

                  (iv) To cause stocks, bonds or other securities to be registered in the name of a nominee, without the addition of words indicating that such security is an asset of the Trust (but accurate records shall be maintained showing that such security is an assets of the Trust).

                   (v) To hold cash without interest in such amounts as may in the opinion of the Trustees be reasonable for the proper operation of the Plan and Trust.

                  (vi) To employ brokers, agents, custodians, consultants and accountants.

                 (vii) To hire counsel to render advice with respect to their rights, duties and obligations hereunder, and such other legal services or representation as the Trustees deem desirable.

                (viii) To hold funds and securities representing the amounts to be distributed to a Recipient or his Beneficiary as a consequence of a dispute as to the disposition thereof, whether in a segregated account or held in common with other assets of the Trust.

     Notwithstanding anything herein contained to the contrary, the Trustees shall not be required to make any inventory, appraisal or settlement or report to any court, or to secure any order of court for the exercise of any power herein contained, or give bond.

            (c) The Trustees shall maintain accurate and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection by any legally entitled person or entity to the extent required by applicable law, or by any other person determined by the Board of Directors or the Committee.

            (d) Notwithstanding anything to the contrary in this Plan or Trust, the assets of the Plan and Trust are subject to the payment of the claims of creditors of the Bank in the event of its insolvency or bankruptcy. The Bank is insolvent or bankrupt if it is the subject of a proceeding under the Bankruptcy Code, 11 U.S.C. Section 101 et seq. or is unable to pay its debts. The Board of Directors or the chief executive officer of the Bank must give written notice to the Trustees of the Corporation's bankruptcy or insolvency as soon as practicable following the occurrence of such event. Upon receipt of such notice or other written allegations of the Bank's bankruptcy or insolvency, or in the case of the Trustees' actual knowledge of or determination of the Bank's bankruptcy or insolvency, the Trustees shall discontinue delivery of Trust assets to the Participants or the Bank and shall hold the assets of the Trust for the benefit of the Bank's general creditors and, upon a determination that the Bank is bankrupt or insolvent, shall distribute such assets to or for the benefit of the general creditors. The Trustees shall resume delivery of Trust assets to the Participants or the Bank only after it is determined that the Bank is no longer bankrupt or insolvent. Determination of the bankruptcy or insolvency shall be determined by a court of competent jurisdiction or by an arbitrator selected by and pursuant to rules of the American Arbitration Association upon petition by an interested party.

     Section 10.  Adjustment Upon Changes in Capitalization; Dissolution or
     -----------  ---------------------------------------------------------
Liquidation.  In the event of a change in the number or type of shares of Common
-----------
Stock outstanding, or in the event shares of Common Stock are decreased, changed into or exchanged for securities of a different entity, by reason of a reclassification, recapitalization, reorganization, other similar capital adjustment; by reason of a merger or consolidation of the Corporation; by reason of the sale by the Corporation of all or a substantial portion of its assets; or by reason of the occurrence of any other event which could affect the implementation of this Plan and the realization of its objectives, the number or kind of shares subject to Awards which have occurred, or could occur, under this Plan shall be proportionately and equitably adjusted by the Committee.

     Section 11.  Non-Transferability.
     -----------  -------------------

     Prior to the time Plan Share Awards become vested and are distributed by the Trustees, Plan Share Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, or any other provision of this Plan, a Participant who holds Plan Share Awards may transfer such awards to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals. Plan Share Awards so transferred may thereafter be transferred only to the Participant who originally received the grant or to an individual or trust to whom the Participant could have initially transferred the awards pursuant to this Section 11. Plan Share Awards which are transferred pursuant to this Section 11 shall be subject to the same terms and conditions as applied to the

Participant. In addition, such shares may be tendered in response to a tender offer for or a request or invitation to tenders of greater than fifty percent (50%) of the outstanding Common Stock and may be surrendered in a merger, consolidation or share exchange involving the Corporation; provided, however, in each case, that except as otherwise provided herein, the securities or other consideration received in exchange therefor shall thereafter be subject to the restrictions and conditions set forth in this Plan.

     Section 12.  Impact of Award on Other Benefits of Participant.  The value
     -----------  ------------------------------------------------
of any Award, either on the date of the Award or at the time such shares become vested, shall not be includable as compensation or earnings for purposes of any other benefit plan offered by the Bank, the Corporation or any Subsidiary other than any qualified employee benefit plan which provides that such value shall be included as compensation or earnings for purposes of such plan.

     Section 13.  Corporate Action.  The making of an Award under this Plan
     -----------  ----------------
shall not affect in any way the right or power of the Corporation or its shareholders or the Bank or its shareholders or any Subsidiary or its shareholders to make or authorize any adjustment, recapitalization, reorganization, or other change in the Corporation's, the Bank's or any Subsidiary's capital structure or its business, or any merger or consolidation of the Corporation, the Bank or any Subsidiary, or the issuance of any bonds, debentures, preferred or other capital stock or rights with respect thereto, or the dissolution or liquidation of the Corporation, the Bank or any Subsidiary, or any sale or transfer of all or any part of the Corporation's, the Bank's or any Subsidiary's assets or business.

     Section 14.  Exculpation and Indemnification.  In connection with this
     -----------  -------------------------------
Plan, no member of the Board, no member of the Board of Directors of the Corporation, no member of the Committee and no Trustee shall be personally liable for any act or omission to act in his capacity as a member of the Board, the Board of Directors of the Corporation or the Committee or as Trustees, nor for any mistake in judgment made in good faith, unless arising out of, or resulting from, such person's own bad faith, willful misconduct, or criminal acts. To the extent permitted by applicable law and regulation, the Bank shall indemnify, defend and hold harmless the members of the Board, the members of the Board of Directors of the Corporation, the members of the Board of Directors of any Subsidiary, the Committee and each Trustee and each other officer or employee of the Bank, the Corporation or of any Subsidiary to whom any duty or power relating to the administration or interpretation of this Plan may be assigned or delegated, from and against any and all liabilities (including any amount paid in settlement of a claim with the approval of the Board) and any costs or expenses (including counsel fees) incurred by such persons arising out of, or as a result of, any act or omission to act in connection with the performance of such person's duties, responsibilities, and obligations under this Plan, other than such liabilities, costs, and expenses as may arise out of, or result from, the bad faith, willful misconduct, or criminal acts of such persons.

     Section 15.  Amendment and Modification of this Plan.  The Board may at any
     -----------  ---------------------------------------
time, and from time to time, amend or modify this Plan (including the form of Stock Grant Agreement) in any respect, subject to any applicable regulatory requirements and any required stockholder approval or any stockholder approval which the Board may deem advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying applicable stock exchange or quotation system listing requirements. However, any amendment or modification of this Plan shall not in any manner affect any Award of shares theretofore made to a

Participant under this Plan without the consent of such Participant or any Permitted Transferee of such Participant.

     Section 16.  Termination and Expiration of this Plan.  This Plan may be
     -----------  ---------------------------------------
abandoned, suspended, or terminated, in whole or in part, at any time by the Board; provided, however, that abandonment, suspension, or termination of this Plan shall not affect any Award theretofore made under this Plan. Unless sooner terminated, this Plan shall terminate at the close of business on the day that is the tenth (10th) anniversary of the date of approval of the Plan by the shareholders of the Corporation; and no Award of shares may be made under this Plan thereafter. Such termination shall not effect any Award of shares theretofore made. In the event that the Board terminates this Plan in whole, any shares held by the Trust which have not been allocated to eligible Participants, together with any other assets held by the Trust, shall revert to the Bank.

     17.  Tax Status of Trust.  It is intended that the trust established hereby
          -------------------
be treated as a Grantor Trust of the Corporation under the provisions of Section 671 et seq. of the Code, as the same may be amended from time to time.
    -- ---

     18.  Miscellaneous.
          -------------

     (a) This Plan has been adopted by the Board to be effective as of the date of approval of the Plan by the shareholders of the Corporation.

     (b) Captions and paragraph headings used herein are for convenience only, do not modify or affect the meaning of any provision herein, are not a part hereof, and shall not serve as a basis for interpretation or construction of this Plan or Trust. As used herein, the masculine gender shall include the feminine and neuter, and the singular number shall include the plural, and vice versa, whenever such meanings are appropriate.

     (c) All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Bank or by a Subsidiary, or in the discretion of the Bank, the Trust.

     (d) Without regard to the principles of conflicts of laws, the laws of the State of North Carolina shall govern and control the validity, interpretation, performance, and enforcement of this Plan and Trust.

     (e) A copy of this Plan, and any amendments thereto, shall be maintained by the Secretary of the Bank and shall be shown to any proper person making inquiry about it.

STATE OF NORTH CAROLINA
COUNTY OF SCOTLAND
                                                           STOCK GRANT AGREEMENT

     THIS STOCK GRANT AGREEMENT (the "Agreement") is made and entered into as of the ____ of ___________________, _______ (the "Effective Date"), by and among
Scotland Savings Bank, Inc., SSB (the "Bank"), a North Carolina corporation, _______________________ (the "Participant") and ______________________,
___________________ and ____________________ (the "Trustees").

     WHEREAS, a Management Recognition Plan (the "Plan") was adopted by the Board of Directors of the Bank (the "Bank") and approved by the Board of Directors and by the shareholders of Scotland Bancorp, Inc., the holding company of the Bank (the "Corporation") on ________________, 1997.

     WHEREAS, it has been determined that it is desirable and in the best interest of the Bank to make an award (the "Award") of certain shares of the Common Stock of the Corporation, under the Plan, to the Participant, subject to certain restrictions as specified below; and

     WHEREAS, capitalized terms not otherwise defined herein shall have the same meaning given to such terms in the Plan.

     NOW, THEREFORE, the Parties agree as follows:

     1.  Date of Award.  The date of making the Award under this Agreement is
         -------------
the _____ day of _________________, ______. This Award has been made in recognition of the Participant's status and service as a ____________________ of _____________________________________________. The Participant is ____ or _____
is not a director or executive officer of the Bank.

     2.  Award of Plan Shares. The Participant is awarded, in the aggregate,
         --------------------
___________________________ (__________) shares of Common Stock (the "Plan
Shares"), which shares become vested and nonforfeitable pursuant to paragraph 5 of this Agreement.

     3.  Investment Representation and Transfer Restrictions.
         ---------------------------------------------------

     (a) Investment Representation.  Participant makes and agrees to the
         -------------------------
investment representation, if any, attached hereto as Annex A, and the Committee may cause a legend to be placed on any certificate representing any of the Plan Shares to make appropriate reference to such representation, as necessary.

     (b) Securities Law and Regulations.  The Participant agrees that the Plan
         -------------------------------
Shares shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange or interdealer quotation system upon which the Common Stock is then listed and any other applicable federal or state securities laws, rules or regulations, and the Committee may cause a legend or legends to be placed on any certificate representing any of the Plan Shares to make appropriate reference to such restrictions.

     (c) Other Transfer Restrictions.   (Intentionally omitted.)
         ---------------------------

     4.  Receipt by the Trustees.  The Trustees acknowledge and agree that the
         -----------------------
Plan Shares shall be held by the Trustees and distributed or transferred in accordance with the Plan and as set forth herein.

     5.  Vesting and Delivery of Plan Shares by the Trustees.
         ---------------------------------------------------

         (a) Periodic Vesting. Plan Shares shall vest and become nonforfeitable
             ----------------
in accordance with the following schedule:

             _________ shares on ___________________, 19___
             _________ shares on ___________________, 19___
             _________ shares on ___________________, 19___
             _________ shares on ___________________, 20___

In addition, Plan Shares shall become vested and nonforfeitable upon disability, death and a change in control as set forth in the Plan.

         (b) Delivery of Vested Plan Shares to the Participant. After the date
             -------------------------------------------------
on which the Plan Shares have become vested as provided in this Agreement and in the Plan, the Committee shall instruct the Trustees to deliver to the Participant, the Participant's designee, such other person as shall have been designated as Participant's beneficiary in accordance with this Agreement, or any other permitted recipient pursuant to the Plan, as applicable, certificates representing the Plan Shares which have become vested and nonforfeitable, as the Committee shall determine, free from any restrictions imposed by this Agreement other than such restrictions and conditions as may be deemed necessary by the Committee pursuant to paragraph 3 above.

         (c) Delivery of Forfeited Plan Shares. If the Plan Shares, or any of
             ---------------------------------
them, are forfeited pursuant to the Plan, the Committee shall instruct the Trustees concerning the disposition of such forfeited shares. Thereafter such forfeited shares shall cease to be subject to this Agreement.

     6.  Payment of Dividends. As soon as practicable after the Plan Shares have
         --------------------
become vested and delivered, the Trustees shall pay to the Participant, the Participant's designee, such other person as shall have been designated as Participant's beneficiary in accordance with the Agreement or any other permitted recipient pursuant to the Plan, the proportional amount of any cash or stock dividend, or other cash or noncash distributions,including any interest earned thereon, declared in respect of such vested Plan Shares, which had been held in the Trust for the benefit of the above-named person(s).

     7.  Designation of Beneficiary.  The Participant hereby designates the
         --------------------------
person(s) described on Annex B as the beneficiary or beneficiaries who shall be entitled to receive the Plan Shares and other assets, if any, distributable to the Participant upon his death. The Participant may, from time to time, revoke or change his beneficiary designation without the consent of any prior beneficiary, if any, by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant's death, and in no event shall it be effective as of a date prior to such receipt.

          If no such beneficiary designation is in effect at the time of the Participant's death, or if no designated beneficiary survives the Participant, or if such designation conflicts with law, the Participant's estate shall be deemed to have been designated his beneficiary and shall receive the Plan Shares and other assets, if any, distributable to the Participant upon his death. If the Committee is in doubt as to the right of any person to receive such distribution, the Committee may direct the Trustees to retain the Plan Shares and other assets, without liability for any interest in respect thereof, until the rights thereto are determined, or the Committee may direct the transfer of such Plan Shares into any court of appropriate jurisdiction and such transfer shall be deemed a complete discharge of the obligations of the Bank, the Corporation, the Committee and Trustees hereunder.

     8.   Effect of Award on Status of Participant.  The fact that an Award has
          ----------------------------------------
been made to the Participant under this Plan shall not confer on the Participant any right to continued service on the Board, on the board of directors of the Corporation or on the board of directors of any Subsidiary, nor to continued employment with the Bank, the Corporation or any Subsidiary; nor shall it limit the right of the Bank, the Corporation or of any Subsidiary to remove the Participant from any such boards, or to terminate his employment at any time without prior notice.

     9.   Impact of Award on Other Benefits of Participant.  The value of the
          ------------------------------------------------
Plan Shares on the date of the Award or at the time the Plan Shares becomes vested, shall not be includable as compensation or earnings for purposes of any other benefit plan offered by the Bank, the Corporation or any Subsidiary other than any qualified employee benefit plan which provides that such value shall be included as compensation or earnings for purposes of such plans.

     10.  Tax Withholding.  All Plan Shares distributed pursuant to this
          ---------------
Agreement shall be subject to applicable federal, state and local withholding for taxes. The Participant expressly acknowledges and agrees to such withholding without regard to whether the Plan Shares may then be sold or otherwise transferred by the Participant. The Participant acknowledges and agrees to the tax withholding provisions which are set forth in the Plan.

     11.  Notices.  Any notices or other communications required or permitted to
          -------
be given under this Agreement shall be in writing and shall be deemed to have been sufficiently given if delivered personally or three business days after deposit in the United States mail by Certified Mail, return receipt requested, properly addressed and postage prepaid, if to the Bank, the Committee or the Trustees at the Bank's principal office address at 505 South Main Street, Laurinburg, North Carolina 28352; and, if to the Participant, at his last address appearing on the books of the Bank. The Bank and the Participant may change their address or addresses by giving written notice of such change as provided herein. Any notice or other communication hereunder shall be deemed to have been given on the date actually delivered or as of the third (3rd) business day following the date mailed as set forth above, as the case may be.

     12.  Construction Controlled by Plan.  The Plan, a copy of which is
          -------------------------------
attached hereto as Annex C, is incorporated herein by reference. The Award of Restricted Shares shall be subject to the terms and conditions of the Plan, and the Participant hereby assumes and agrees to comply with all of the obligations imposed upon the Participant in the Plan. This Agreement shall be construed so as to be consistent with the Plan; and the provisions of the Plan shall be deemed to be controlling in the event that any provision hereof should appear to be inconsistent therewith.

     13.  Severability.  Whenever possible, each provision of this Agreement
          ------------
shall be interpreted in such a manner as to be valid and enforceable under applicable law, but if any provision of this Agreement is determined to be unenforceable, invalid or illegal, the validity of any other provision or part thereof shall not be affected thereby and this Agreement shall continue to be binding on the parties hereto as if such unenforceable, invalid or illegal provision or part thereof had not been included herein.

     14.  Governing Law.  Without regard to the principles of conflicts of laws,
          -------------
the laws of the State of North Carolina shall govern and control the validity, interpretation, performance, and enforcement of this Agreement.

     15.  Modification of Agreement; Waiver.  This Agreement may be modified,
          ---------------------------------
amended, suspended or terminated, and any terms, representations or conditions may be waived, but only by a written instrument signed by each of the parties hereto or their successors in interest. No waiver hereunder shall constitute a waiver with respect to any subsequent occurrence or other transaction hereunder or of any other provision hereof.

     16.  Binding Effect.  This Agreement shall be binding upon and shall inure
          --------------
to the benefit of the parties hereto, and their respective heirs, legatees, personal representatives, executors, and administrators, successors and assigns.

     17.  Entire Agreement.  This Agreement and the Plan constitute and embody
          ----------------
the entire understanding and agreement of the parties hereto and, except as otherwise provided hereunder, there are no other agreements or understandings, written or oral, in effect between the parties hereto relating to the matters addressed herein.

     18.  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, each of which when executed and delivered shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

     19.  Substitution of Trustees.  In the event any new trustee is substituted
          ------------------------
for any Trustee pursuant to the Plan, such substitute trustee shall also be substituted as a Trustee hereunder.

     IN WITNESS WHEREOF, the Bank has caused this instrument to be executed in its corporate name by its President, or one of its Vice Presidents, and attested by its Secretary or one of its Assistant Secretaries, and its corporate seal to be hereto affixed, all by, authority of its Board of Directors first duly given; and each individual party hereto has hereunto set his hand and adopted as his seal the typewritten word "SEAL" appearing beside his name, all done this the day and year first above written.


                                        SCOTLAND SAVINGS BANK, INC., SSB


                                        By:
                                           -------------------------------------
                                                                  President
                                           ----------------------
ATTEST:


---------------------------------
                  Secretary
-----------------

[Corporate Seal]


                                        PARTICIPANT


                                                                        (SEAL)
                                        --------------------------------


                                                                        (SEAL)
                                        --------------------------------
                                        TRUSTEE


                                                                        (SEAL)
                                        --------------------------------
                                        TRUSTEE


                                                                        (SEAL)
                                        --------------------------------
                                        TRUSTEE

                                    ANNEX A

                           Investment Representation
                           -------------------------

                                    ANNEX B

                          Management Recognition Plan
                          ---------------------------
                          Beneficiary Designation Form
                          ----------------------------


     As Beneficiary to receive any shares of stock distributable on my behalf pursuant to the Scotland Savings Bank, Inc., SSB Management Recognition Plan, I hereby designate the following:

                     Name                 Address                Relationship

Primary Beneficiary: ___________________________________________________________

                     ___________________________________________________________

                     ___________________________________________________________

Contingent Beneficiary:
(if any)             ___________________________________________________________

                     ___________________________________________________________

                     ___________________________________________________________


If more than one primary beneficiary is named, shares will be paid in equal shares to surviving primary beneficiaries. Should the contingent beneficiaries be eligible to receive the benefits (i.e., all primary beneficiaries are deceased), such benefits will be paid in equal shares to such surviving contingent beneficiaries.

Name of Spouse if not given above: _____________________________________________


------------------------------------   -----------------------------------------
Witness                                Participant

                                       -----------------------------------------
                                       Date

                                    ANNEX C

                          Management Recognition Plan
                          ---------------------------